Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) March 10, 2006
                                                        --------------



                        Stewardship Financial Corporation
             (Exact Name of Registrant as Specified in its Charter)

             New Jersey                   0-21855                 22-3351447
--------------------------------        ------------         -------------------
 (State or Other Jurisdiction of        (Commission             (IRS Employer
        Incorporation)                  File Number)         Identification No.)


    630 Godwin Avenue, Midland Park,  NJ                             07432
--------------------------------------------                  ------------------
  (Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code            (201)  444-7100
                                                  ------------------------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 4.01     Changes in Registrant's Certifying Accountant

         On March 10, 2006 the Audit Committee of Stewardship Financial Corporation ("SFC" or the "Corporation") dismissed KPMG LLP ("KPMG") as SFC's principal accountants. KPMG will complete the audit of SFC's financial statements for the fiscal year ended December 31, 2005.


         Concurrently, the Audit Committee of SFC approved the engagement of Crowe Chizek and Company LLC ("Crowe") as SFC's principal accountants. Crowe will serve as SFC's principal accountants beginning with the fiscal year ended December 31, 2006.


         During SFC's two most recent fiscal years and through the date of this Current Report on Form 8-K, neither SFC nor anyone acting on SFC's behalf consulted with Crowe regarding (1) the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on SFC's financial statements or (2) any of the matters or events set forth in Item 304(a)(2)(ii) of Regulation S-K.


         In connection with the audits of SFC's consolidated financial statements for the fiscal years ended December 31, 2004 and 2003 and the subsequent period through March 10, 2006, there were: (1) no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to KPMG's satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) no reportable events. Further, the audit reports of KPMG on SFC's consolidated financial statements as of and for the years ending December 31, 2004 and 2003 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         SFC has requested from KPMG that it furnish a letter addressed to the Securities and Exchange Commission stating whether KPMG agrees with the above statements. A copy of that letter, dated March 16, 2006, is filed as Exhibit 99.1 to this Current Report on Form 8-K.


Item 9.01 Financial Statements and Exhibits
(c) Exhibits


         99.1 Letter from KPMG LLP to the Securities and Exchange Commission dated as of March 16, 2006.

                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:    March 16, 2006                 Stewardship Financial Corporation



                                        /s/  Julie E. Holland
                                        ----------------------------------------
                                             Julie E. Holland
                                             Senior Vice President and Treasurer